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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                  -------------
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                  -------------

        Date of Report (Date of earliest event reported): August 4, 2004

                          International Paper Company
             (Exact name of registrant as specified in its charter)

         New York                        1-3157                  13-0872805
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



         400 Atlantic Street
         Stamford, Connecticut                                      06921
(Address of principal executive offices)                         (Zip Code)



                                 (203) 541-8000
              (Registrant's telephone number, including area code)

                                       N/A
         (Former Name or Former Address, if Changed Since Last Report)




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         Item 9.  Regulation FD Disclosure

         On August 4, 2004, International Paper Company announced that the company will evaluate strategic alternatives for its Industrial Specialty Papers Business, which includes the lightweight packaging papers and pressure sensitive papers segments and related converting assets. A copy of the company's press release is included as Exhibit 99.1 to this report and is incorporated by reference.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              International Paper Company




                                              By: /s/ Andrea L. Dulberg
                                                  ---------------------------
                                                  Name:  Andrea L. Dulberg
                                                  Title: Assistant Secretary


Date:   August 4, 2004
Stamford, Connecticut




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                                  EXHIBIT INDEX


Exhibit
Number        Exhibit Name
------        ------------
99.1          Press Release of International Paper Company dated August 4, 2004